Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Capital commitments [abstract]
Commitments and Contingencies

Note 19—Commitments and Contingencies

The Company has agreed minimum commitments related to the manufacturing of product supply, subject to continuous negotiation and adjustments according to the individual contractual terms and conditions. Cost of product supply is recognized when the Company obtains control of the goods. In addition, the Company has commitments related to short-term leases and leases of low value assets, contracts of various lengths in respect of research and development with CROs, and IT and facility related services. Costs relating to those commitments are recognized as services are received.

The Company is not aware of any significant legal claims or disputes.